SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                         ------------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported) September 7, 1999


                        PATAPSCO VALLEY BANCSHARES, INC.
               (Exact name of Registrant as specified in Charter)


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
        Maryland                                      0-24887                           52-1996620
(State or Other Jurisdiction                   (Commission File Number)          (IRS Employer Identification
    of Incorporation)                                                                No.)


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              8593 Baltimore National Pike, Ellicott City, MD 21043
                (Address of Principal Executive Offices/Zip Code)



       Registrant's telephone number, including area code: (410) 465-0900





                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)






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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

         Patapsco Valley Bancshares, Inc. (OTCBB:PVYB), announces that is has entered into a definitive agreement to be acquired by F&M Bancorp (NASDAQ:FMBN), headquartered in Frederick, Maryland, in a $47 million stock transaction. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        PATAPSCO VALLEY BANCSHARES, INC.


Date: September 7, 1999                 By: /s/ John S. Whiteside
                                           -------------------------------------
                                           John S. Whiteside
                                           President and Chief Executive Officer




F8185.600




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Exhibit
Number                     Description of Exhibit
------                     ----------------------

99.1                       Press Release




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